UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

Commission File No. 333-140685

World Series of Golf, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	87-0719383
(State or Other Jurisdiction	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

10161 Park Run Drive, Suite 150
Las Vegas, Nevada 89145
(Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.           Other Events.

          On May 11, 2009 we issued a press release announcing that we entered into a sponsorship agreement with FullTiltPoker.Net pursuant to which our 2009 World Series of Golf tournament to be held from May 11 to 14, 2009 will be presented as the “FullTiltPoker.Net World Series of Golf” for the second consecutive year. Additionally, the press release announces that we entered into a sponsorship agreement with the MGM Mirage hotel and casino (the “Mirage”), pursuant to which the Mirage has agreed to be the host hotel and casino sponsor of the FullTiltPoker.Net World Series of Golf for the third consecutive year.

          A copy of the press release is furnished herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.           Financial Statements and Exhibits.

          (d)    Exhibits.           The following exhibits are furnished herewith:

Exhibit No.	Document

99.1	Press Release of World Series of Golf, Inc. dated May 11, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD SERIES OF GOLF, INC.
(Registrant)

By:	/s/ Joseph F. Martinez
Joseph F. Martinez
Chief Executive Officer

Dated: May 11, 2009

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of World Series of Golf, Inc. dated May 11, 2009.